KEMPER EQUITY FUNDS/VALUE STYLE          KEMPER EQUITY FUNDS/VALUE STYLE
 Kemper U.S. Growth and Income Fund      Kemper-Dreman Financial Services Fund
      SUPPLEMENT TO PROSPECTUS                 SUPPLEMENT TO PROSPECTUS
       DATED JANUARY 30, 1998                     DATED MARCH 9, 1998
       ----------------------                   ----------------------



The following supplements information in the section entitled "Purchase of Shares -- Special Promotion" in the Prospectus for Kemper U.S. Growth and Income Fund and for Kemper-Dreman Financial Services Fund (each a "Fund"):

Special Promotion

For the quarter ended December 31, 1998 ("Special Offering Period"), Kemper Distributors, Inc. ("KDI"), the principal underwriter for the Fund, intends to reallow to dealers the full applicable sales charge with respect to Class A shares of the Fund purchased during the Special Offering Period (not including shares purchased at net asset value). KDI also intends to pay firms an additional commission of 0.50% with respect to Class B shares of the Fund purchased during the Special Offering Period, not including shares purchased in connection with exchanges or other transactions for which commissions are not paid.



October 23, 1998